LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED OCTOBER 21, 2010

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 26, 2010, AS SUPPLEMENTED, OF

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated February 26, 2010, as supplemented on March 12, 2010, May 21, 2010 and October 21, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as amended on June 30, 2010, and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

Effective November 1, 2010, the section titled “Management” of the fund’s Summary Prospectus is deleted and replaced with the following:

Management

Investment manager: Legg Mason Capital Management, Inc. (“LMCM”)

Portfolio managers: Bill Miller, CFA and Sam Peters, CFA are portfolio managers for the fund and share day-to-day responsibility for managing the fund’s portfolio. Mr. Miller is Chairman and Chief Investment Officer of LMCM and has been a portfolio manager for the fund since its inception in 1982. Mr. Peters is a Senior Vice President of LMCM and became a portfolio manager for the fund in November 2010.

Mary Chris Gay is assistant portfolio manager for the fund. Ms. Gay is a Senior Vice President of LMCM and became assistant portfolio manager for the fund in March 2006. Ms. Gay provides the portfolio managers with research and investment assistance.

This supplement should be retained with your Summary Prospectus for future reference.

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